UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2010 (June 11, 2010)

REGENERON PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

New York	000-19034	13-3444607
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification Number)

777 Old Saw Mill River Road, Tarrytown, New York 10591-6707
(Address of principal executive offices) (Zip Code)

(914) 347-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 11, 2010, Regeneron Pharmaceuticals, Inc. held its Annual Meeting of Shareholders in Tarrytown, New York. Shareholders voted on the matters set forth below.

	1.	The nominees for election as Class I Directors were elected, each for a three-year term expiring at the 2013 Annual Meeting of Shareholders.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Leonard S. Schleifer	82,881,842	2,612,770	7,375,225
Eric M. Shooter	82,825,682	2,668,930	7,375,225
George D. Yancopoulos	82,879,911	2,614,701	7,375,225

2.	The proposal to ratify the appointment of PricewaterhouseCoopers, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010 was approved based upon the following votes.

Votes For	91,869,117
Votes Against	468,375
Abstentions	532,345

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENERON PHARMACEUTICALS, INC.

Dated: June 14, 2010	By:	/s/ Stuart Kolinski
Stuart Kolinski
Senior Vice President and General Counsel